UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 2, 2011

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code:  (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On May 2, 2011 Martin Resource Management Corporation (“MRMC”), owner of the general partner of Martin Midstream Partners L.P. (the “Partnership” and, collectively, the “Companies”), appointed Donald R. Neumeyer, age 63, as President of Cross Oil Refining & Marketing Co. (“Cross”), a wholly-owned operating subsidiary of MRMC based in Smackover, Arkansas.  Prior to this promotion, Mr. Neumeyer served as Executive Vice President and Chief Operating Officer of MRMC, a position which he will be concurrently resigning.

    Randall “Randy” L. Tauscher, age 45, has been promoted to Chief Operating Officer of the Companies.  Previously, Mr. Tauscher served the Partnership as Executive Vice President and was in charge of the Partnership’s Sulfur Services segment since September 2007.  Prior to joining the Companies in 2007, Mr. Tauscher was most recently President of Koch Sulfur Products Company and Senior Vice President of Koch Carbon Company.  Mr. Tauscher’s responsibilities at Koch Industries included overseeing the supply and trading of petroleum coke, sulfur, and ocean freight. Mr. Tauscher earned a Bachelor of Business Administration degree from Kansas State University.

    There are no family relationships between Mr. Tauscher and any director or executive officer of the Partnership which would require disclosure under Item 401(d) of Regulation S-K and no transactions between Mr. Tauscher or any of his immediate family members and the Partnership which would require disclosure under Item 404(a) of Regulation S-K.

    There is no arrangement or understanding between Mr. Tauscher and any other persons pursuant to which he was appointed Chief Operating Officer.

    Mr. Tauscher has not entered into an employment agreement with our general partner. The compensation costs associated with the services provided by Mr. Tauscher will be allocated to the Partnership in accordance with the Partnership’s omnibus agreement with MRMC. For a discussion of the omnibus agreement and the allocation of compensation expenses, please see “Item 13. Certain Relationships and Related Transactions, and Director Independence — Agreements” and “Item 11. Executive Compensation” in the Partnership’s annual report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 2, 2011.

Item 9.01. Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By:         Martin Midstream GP LLC,
Its General Partner

Date:  May 4, 2011                                                                By:         /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 3, 2011.